UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2010

SHENGTAI PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51312	54-2155579
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Changda Road East
Development District, Changle County
Shandong, 262400
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 536-6295802
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Conditions

On September 29, 2010, Shengtai Pharmaceutical, Inc. (the “Company”) issued a press release announcing its results for the year ended June 30, 2010. The Company will host a management conference call to discuss the results at 5:00 a.m. (Pacific)/8:00 a.m. (Eastern)/8:00 p.m. (Shandong/Hong Kong) on Thursday, September 30, 2010.  The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information in this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit No	Description
99.1	Press Release of Shengtai Pharmaceutical, Inc., dated September 29, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENGTAI PHARMACEUTICALS, INC.

Dated: September 29, 2010	By:	/s/ Qingtai Liu
Name: Qingtai Liu
Title: Chief Executive Officer

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